                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          Renaissance Solutions, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                              PRELIMINARY COPIES

                          RENAISSANCE SOLUTIONS, INC.

    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 15, 1996

  NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Renaissance Solutions, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 15, 1996 at 10:00 a.m. at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts (the "Meeting") for the purpose of considering and voting upon the following matters:

  1.To approve an amendment to the Company's 1995 Equity Incentive Plan (the
     "Plan") increasing from 1,100,000 to 2,100,000 the number of shares of Common Stock authorized under the Plan; and

  2.To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

  The Board of Directors has fixed the close of business on October 17, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

                                          By order of the Board of Directors,

                                          Harry M. Lasker,
                                          Secretary

October 22, 1996

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                              PRELIMINARY COPIES

                          RENAISSANCE SOLUTIONS, INC.
        LINCOLN NORTH 55 OLD BEDFORD ROAD LINCOLN, MASSACHUSETTS 01773

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 15, 1996

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Renaissance Solutions, Inc. (the "Company") at the Special Meeting of Stockholders to be held on Friday, November 15, 1996 at 10:00 a.m. at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts and at any adjournments thereof (the "Meeting").

  All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Special Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to the Secretary of the Company. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the Proxy and vote in person.

  On October 17, 1996, the record date for determination of stockholders entitled to vote at the Meeting, there were outstanding and entitled to vote
an aggregate of [      ] shares of Common Stock of the Company, $.0001 par
value per share (the "Common Stock"). Each share entitles the record holder to one vote on each of the matters to be voted upon at the Meeting.

  THE NOTICE OF SPECIAL MEETING, THIS PROXY STATEMENT AND THE ENCLOSED PROXY ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT OCTOBER 22, 1996.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information as of August 31, 1996 with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company, (iii) the Chief Executive Officer and the other four executive officers listed in the Summary Compensation Table below (the "Named Executive Officers"), and
(iv) the directors and executive officers of the Company as a group.

                                                         AMOUNT AND NATURE
                                                    OF BENEFICIAL OWNERSHIP(1)
                                                    ---------------------------
                 NAME AND ADDRESS                                    PERCENT OF
               OF BENEFICIAL OWNER                  NUMBER OF SHARES   CLASS
               -------------------                  ---------------- ----------
Harry M. Lasker (2)...............................       975,785        13.9%
 c/o Renaissance Solutions, Inc.
 Lincoln North
 55 Old Bedford Road
 Lincoln, MA 01773
David A. Lubin (3)................................       975,786        13.9
 c/o Renaissance Solutions, Inc.
 Lincoln North
 55 Old Bedford Road
 Lincoln, MA 01773
Melissa E. Norton (4).............................       975,786        13.9
 c/o Renaissance Solutions, Inc.
 Lincoln North
 55 Old Bedford Road
 Lincoln, MA 01773
Gemini Consulting, Inc. (5).......................       783,600        10.2
 25 Airport Road
 Morristown, NJ 07960
Putnam Investments, Inc. (6)......................       705,783        10.1
 One Post Office Square
 Boston, MA 02109
David P. Norton (7)...............................       975,786        13.9
Robert S. Kaplan (8)..............................        24,902          *
John F. Rockart (9)...............................        12,500          *
Gresham T. Brebach, Jr. (10)......................        18,012          *
Ronald K. Bohlin (11).............................        16,256          *
George A. McMillan (12)...........................        50,075          *
All directors and executive officers as a group (8
 persons) (13)....................................     3,049,102        42.9

--------
*Less than 1%
 (1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after August 31, 1996 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.
 (2) Includes 117,023 shares held by The Harry M. Lasker Children's Trust, the beneficiaries of which are Mr. Lasker's children and a trustee of which is Mr. Lasker's spouse, as to which shares Mr. Lasker disclaims beneficial ownership. Also includes 50,000 shares of Common Stock subject to a stock option granted to Gemini Consulting, Inc. ("Gemini").
 (3) Includes 82,856 shares held by The David A. Lubin Children's Trust, the beneficiaries of which are Mr. Lubin's children, as to which shares Mr. Lubin disclaims beneficial ownership. Also includes 50,000 shares of Common Stock subject to a stock option granted to Gemini.
 (4) Includes 50,000 shares of Common Stock subject to a stock option granted to Gemini. Ms. Norton is the spouse of David P. Norton, the President, Chief Executive Officer and a Director of the Company.
 (5) Consists of warrants to purchase 633,600 shares of Common Stock from the Company and options to purchase an aggregate of 150,000 shares of Common Stock from Messrs. Lasker and Lubin and Ms. Norton.
 (6) The information reported is based on a Schedule 13G, dated September 9, 1996, filed with the Securities and Exchange Commission by Putnam Investments, Inc. ("PI"), Marsh & McLennan Companies, Inc. ("MMC"), Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"). PI is a registered investment advisor, in which capacity it advises PIM and PAC and has shared voting power with respect to 121,800 shares and shared dispositive power with respect to 705,783 shares. PIM has shared dispositive power with respect to 548,283 shares. PAC has shared voting power with respect to 121,800 shares and shared dispositive power with respect to 157,500 shares. MMC is the parent holding company of PI. PI and MMC disclaim beneficial ownership of such shares.
 (7) Includes 975,786 shares held by Melissa E. Norton, the spouse of Mr. Norton, as to which shares Mr. Norton disclaims beneficial ownership. Also includes 50,000 shares of Common Stock subject to a stock option granted to Gemini.
 (8) Includes 14,900 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following August 31, 1996.
 (9) Consists of 12,500 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following August 31, 1996.
(10) Consists of 18,012 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following August 31, 1996.
(11) Consists of 16,256 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following August 31, 1996.
(12) Includes 26,566 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following August 31, 1996.
(13) Includes 88,234 shares of Common Stock subject to outstanding stock options which are exercisable within the 60 day period following August 31, 1996.

VOTES REQUIRED

  The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares of Common Stock which abstain or do not vote with respect to the matter presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

  The affirmative vote of a majority of the shares present or represented and voting on the matter is required for the approval of the amendment to the Company's 1995 Equity Incentive Plan.

  Shares which abstain from voting, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on approval of the amendment to the Company's 1995 Equity Incentive Plan.

COMPENSATION OF DIRECTORS

  Each director who is not an employee of the Company receives reimbursements for expenses incurred in service of the Company as a director, receives a quarterly retainer of $2,500 and participates in the Company's 1995 Director Stock Option Plan.

 1995 Director Stock Option Plan

  The 1995 Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors and approved by the stockholders of the Company in January 1995. Under the terms of the Director Plan, directors of the Company who are not employees of the Company or any subsidiary of the Company are eligible to receive non-statutory options to purchase shares of Common Stock. A total of 50,000 shares of Common Stock may be issued upon exercise of options granted under the Director Plan. As of August 31, 1996, Mr. Kaplan and Dr. Rockart had each been granted options to purchase 10,000 shares at an exercise price of $12.25 per share and options to purchase 2,500 shares at an exercise price of $28.75 per share, and 25,000 shares remained eligible for future option grants under the Director Plan.

  Each eligible director is granted an option to purchase 10,000 shares of Common Stock on the date of his or her initial election to the Board of Directors. Annual options to purchase 2,500 shares of Common Stock are granted to each eligible director on April 15 of each subsequent fiscal year. The exercise price of options granted under the Director Plan is equal to the closing price of the Common Stock on the Nasdaq National Market on the date of grant.

  Options granted under the Director Plan are not transferrable by the optionee except by will or by the laws of descent and distribution. No option is exercisable after the expiration of five years from the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

 Employment Agreements

  The Company is a party to employment agreements (the "Employment
Agreements") with each of Messrs. Lasker, Lubin and Norton (the "Principals") for the period commencing January 31, 1995 and ending January 31, 1997. Pursuant to the Employment Agreements, each of Mr. Lasker and Mr. Lubin is employed as a Co-Chairman of the Company and Mr. Norton is employed as President and Chief Executive Officer of the Company. The Employment
Agreements originally provided for an annual base salary of $500,000.
Effective July 1, 1996, the Employment Agreements were amended to provide for an annual base salary of $375,000. Each Principal also is eligible for bonuses at the discretion of the Board of Directors if the Principal satisfies targeted performance objectives. Each Employment Agreement provides that the Principal's employment may be terminated by the Company for "cause" (as defined in the Employment Agreement) or upon the death or disability of the Principal. Each Employment Agreement also contains covenants by the Principal not to solicit any of the Company's employees or customers or disclose or use any of the Company's proprietary information for a period of two years following the termination of the Principal's employment and, in the event that the Principal is terminated for cause, not to compete with the Company during such two year period. Each Principal has agreed to assign his right, title and interest to any inventions, software and other works created by him or at his direction to the Company.

  The Company is also a party to employment agreements with each of Messrs. Gresham T. Brebach, Ronald K. Bohlin and George A. McMillan (the "Executive Agreements"). The Executive Agreements provide for annual salaries of $375,000, $300,000 and $250,000 for Messrs. Brebach, Bohlin and McMillan, respectively. Under the Executive Agreement, each officer agrees not to disclose any confidential information of the Company. Pursuant to the Executive Agreement, all inventions and intellectual property rights therein, developed, acquired or conceived by the officer during the term of his employment become the exclusive property of the Company. Each Executive Agreement provides that for a period of two years after the date of termination of employment, the officer shall not solicit any of the Company's employees or customers. Each Executive Agreement may be terminated upon 30 days' written notice by the Company or the officer for any reason or immediately by the Company in the event that it believes that the officer has acted in a manner detrimental to the Company's best interests. In addition, under each Executive Agreement, in the event of certain changes in control of the Company (as defined), all unvested stock options then held by such officer shall immediately become exercisable as of the date of such termination.

 Summary Compensation

  The following table sets forth certain information with respect to the annual and long-term compensation of the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the two years ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                       LONG-TERM
                                                      COMPENSATION
                           ANNUAL COMPENSATION           AWARDS
                         -------------------------    ------------
                                                       RESTRICTED   ALL OTHER
        NAME AND               SALARY      BONUS         STOCK     COMPENSATION
   PRINCIPAL POSITION    YEAR   ($)        ($)(1)      AWARDS($)      ($)(2)
   ------------------    ---- --------    --------    ------------ ------------
David P. Norton......... 1995 $500,000(1) $      0        $--          $500(5)
 President and Chief Ex- 1994  250,000     473,643(2)      --           500(5)
  ecutive Officer
Harry M. Lasker......... 1995  500,000(1)        0         --           500(5)
 Co-Chairman and Secre-  1994  250,000     322,601(2)      --           500(5)
  tary
David A. Lubin.......... 1995  500,000(1)        0         --           500(5)
 Co-Chairman and Trea-   1994  250,000     374,858(2)      --           500(5)
  surer
Gresham T. Brebach,      1995  373,558      69,711         --             0
 Jr.....................
 Executive Vice Presi-
  dent--Client Services
George A. McMillan...... 1995  250,000(1)   77,500(3)      --           500(5)
 Vice President, Chief   1994  238,269      33,750         -- (4)       500(5)
 Financial Officer
 and Chief Operating Of-
  ficer

--------
(1) Includes $50,000 paid to the Named Executive Officer as salary in 1995 which he has repaid to the Company in 1996 in connection with the election by the Company's Co-Chairmen and Chief Executive Officer to permanently forego a total of $150,000 in compensation to which they were otherwise entitled in 1995.

(2) Includes amounts payable in 1995 for services rendered by the Named Executive Officer in 1994.
(3) Includes $15,000 payable in 1996 for services rendered by the Named Executive Officer in 1995.
(4) On January 17, 1994 the Company made a restricted stock award of 37,509 shares of Common Stock (after giving effect to the Company's reorganization in April 1995) to Mr. McMillan. Mr. McMillan paid the Company $150 for such award, representing the fair market value of the award as determined by the Board of Directors on the date of the grant. The shares were granted subject to a repurchase option in favor of the Company, which option lapses over a five year period with respect to 10%, 20%, 20% and 50% of the shares on July 7, 1994, July 6, 1995, July 6, 1996 and July 6, 1998 (representing the day following the first anniversary of Mr. McMillan's date of hire and the second, third and fifth anniversaries of the date of hire), respectively.
(5) Represents the Company's 401(k) profit-sharing plan matching contribution.

 Option Grants

  The following table sets forth certain information concerning grants of stock option made during fiscal 1995 to each of the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                                                               ANNUAL RATES OF STOCK
                                                                              PRICE APPRECIATION FOR
                                                  INDIVIDUAL GRANTS              OPTIONS TERMS(2)
                                         ------------------------------------ -----------------------
                            NUMBER OF    PERCENT OF TOTAL EXERCISE
                           SECURITIES    OPTIONS GRANTED   PRICE
                           UNDERLYING      TO EMPLOYEES     PER    EXPIRATION
          NAME           OPTIONS GRANTED  IN FISCAL YEAR   SHARE    DATE(1)       5%          10%
          ----           --------------- ---------------- -------- ---------- ----------- -----------
David P. Norton.........         --            --            --         --            --          --
Harry M. Lasker.........         --            --            --         --            --          --
David A. Lubin..........         --            --            --         --            --          --
Gresham T. Brebach,
 Jr. ...................     200,048(3)         28%        $8.00    1/31/05   $ 1,006,473 $ 2,550,600
George A. McMillan......      25,006(3)          3          8.00    1/31/05       125,809     318,825

--------
(1) The expiration date of an option is the tenth anniversary of the date on which the option was originally granted. The exercisability of these options is accelerated upon the occurrence of a change in control.
(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionholders' continued employment through the option period, and the date on which the options are exercised.
(3) These stock options are exercisable in four equal annual installments commencing on January 4, 1996, in the case of Mr. Brebach, and on July 7, 1994, in the case of Mr. McMillan.

 Year-End Option Table

  The following table summarizes certain information regarding stock options held as of December 31, 1995 by each of the Named Executive Officers. No stock options were exercised by any of the Named Executive Officers during 1995.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                          NUMBER OF                NUMBER OF SHARES          VALUE OF UNEXERCISED
                           SHARES               UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                         ACQUIRED ON  VALUE   OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END
                          EXERCISE   REALIZED (EXERCISABLE/UNEXERCISABLE) (EXERCISABLE/UNEXERCISABLE)
          NAME               (#)      ($)(1)              (#)                       ($)(2)
          ----           ----------- -------- --------------------------- ---------------------------
David P. Norton.........      --        --               -- / --                   -- / --
Harry M. Lasker.........      --        --               -- / --                   -- / --
David A. Lubin..........      --        --               -- / --                   -- / --
Gresham T. Brebach,
 Jr.....................      --        --                0/200,048                $0/$1,250,300
George A. McMillan......      --        --           12,503/12,503             78,144/78,144

--------
(1) Based on the fair market value of the Common Stock as of December 29, 1995 ($14.25 per share) less the option exercise price, multiplied by the number of shares underlying the options.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Company's Board of Director is responsible for establishing compensation policies with respect to the Company's executive officers, including the Chief Executive Officer, the Co-Chairmen and the other executive officers named in the Summary Compensation Table, and setting the compensation for these individuals.

  The Compensation Committee seeks to achieve three broad goals in connection with the Company's executive compensation programs and decisions regarding individual compensation. First, the Compensation Committee structures executive compensation programs in a manner that the Committee believes will enable the Company to attract and retain key executives. In order to ensure continuity of certain key members of management, the Company has entered into multi-year employment contracts. Second, except as described below, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement by the Company of net income goals and the achievement by the executives of certain assigned objectives. By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company's executives. Finally, the Company's executive compensation programs are intended to provide executives with an equity interest in the Company so as to link a portion of the compensation of the Company's executives with the performance of the Company's Common Stock.

  The compensation programs for the Company's executives (other than Messrs. Norton, Lasker and Lubin, the Company's founders and its Chief Executive Officer and two Co-Chairmen) generally consist of three elements based upon the foregoing objectives: base salary; annual cash bonus; and a stock-based equity incentive in the form of participation in the Company's stock option plans. In establishing base salaries for executives, the

Compensation Committee monitors salaries at other companies, particularly those that are in the same industry as the Company or related industries and/or located in the same general geographic area as the Company, considers historic salary levels of the individual and the nature of the individual's responsibilities and compares the individual's base salary with those of other executives at the Company. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company's financial performance and the individual's performance in establishing base salaries of executives.

  Messrs. Norton, Lasker and Lubin are parties to multi-year employment agreements with the Company that fix the executive's annual base salary during the term of the agreement, subject to increase (but not decrease) at the discretion of the Board of Directors. The Compensation Committee believes that the base salary levels provided for in these contracts establish appropriate base salary levels for the covered individuals in light of the factors described above. Moreover, these agreements include provisions prohibiting the executive from soliciting any of the Company's employees or customers during the term of the agreement and for a specified number of years thereafter.

  The Compensation Committee generally structures cash bonuses by linking them to annual net income goals and the achievement by the executives of certain assigned objectives. The individual objectives set for executive officers of the Company are generally both objective and subjective in nature and include such goals as sales bookings, revenue, profit and departmental objectives. The Compensation Committee believes that these arrangements tie the executive's performance closely to a key measure of success of the Company or the executive's business unit. None of Messrs. Norton, Lasker and Lubin was entitled to a bonus in 1995. The Compensation Committee believes that the substantial equity position in the Company held by these executive officers provides them with adequate incentives.

  Stock option grants in 1995 were designed to make a portion of the overall compensation of the executive officers receiving such awards vary depending upon the performance of the Company's Common Stock. As a result of the applicable vesting arrangements, such grants also serve as a means for the Company to retain the services of these individuals. In January 1995, the Company granted options to each of the executive officers of the Company, other than Messrs. Norton, Lasker and Lubin. The Compensation Committee intends to evaluate the merits of option awards during 1996 and is considering increasing the proportion of overall compensation of certain executive officers consisting of stock options and/or other equity based incentives.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In this regard, the Company has limited the number of shares subject to stock options which may be granted to Company employees in a manner that complies with the performance-based requirements of
Section 162(m). Based on the compensation awarded to Messrs. Lasker, Lubin and Norton and the other executive officers of the Company, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. While the Committee does not currently intend to qualify its incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on the Company.

                                          Robert S. Kaplan
                                          John F. Rockart

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The current members of the Company's Compensation Committee are Mr. Kaplan and Dr. Rockart. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of or member of the Compensation Committee of the Company.

COMPARATIVE STOCK PERFORMANCE

  The graph below compares the cumulative total stockholder return on the Common Stock of the Company for the period from April 4, 1995 through December 31, 1995 with the cumulative total return on (i) the Nasdaq Composite Index, and (ii) the Russel 2000 Index. The comparison assumes the investment of $100 on April 4, 1995 in the Company's Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends. Prior to April 4, 1995, the Company's Common Stock was not registered under the Exchange Act.

                             [GRAPH APPEARS HERE]

                     [COMPARATIVE STOCK PERFORMANCE GRAPH]

                                             4/4/95       12/31/95

Renaissance Solutions, Inc.                   100           110
Nasdaq Composite Index                        100           129
Russel 2000 Index                             100           121

        PROPOSAL 1--APPROVAL OF AMENDMENT TO 1995 EQUITY INCENTIVE PLAN

  The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. As of August 31, 1996, 52,252 shares remained available for stock option grants and restricted stock awards to the Company's employees under the 1995 Equity Incentive Plan (the "Plan"). Accordingly, on September 18, 1996, the Board of Directors adopted, subject to shareholder approval, an amendment (the "Amendment") to the Plan increasing the number of shares of Common Stock available for issuance under the Plan from 1,100,000 to 2,100,000 (subject to adjustment for certain changes in the Company's capitalization). If the Amendment is approved, the Company will have additional authorized shares of Common Stock available for future grants and awards, including grants and awards in connection with any merger, consolidation or acquisition by the Company.

  THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

 Summary of the Plan

  The following is a brief summary of the provisions of the Plan.

  The Plan was adopted by the Board of Directors and approved by the stockholders of the Company in January 1995. Under the terms of the Plan the Company is authorized to make awards of restricted stock and to grant incentive and non-statutory options to purchase shares of the Common Stock of the Company to employees (including officers and employee directors) of, and consultants and advisors to, the Company. Currently, a total of 1,100,000 shares of Common Stock may be issued upon exercise of options granted or awards made under the Plan. As of August 31, 1996, (i) options to purchase a total of 945,136 shares at a weighted average exercise price of $13.84 per share were outstanding under the Plan, (ii) no restricted stock awards had been made, and (iii) 52,252 shares remained available for future grants and awards. These options generally vest in five equal annual installments commencing on the date of grant.

  The granting of options and awards under the Plan is discretionary, and the Company cannot now determine the number or type of options and awards to be granted in the future to any particular person or group. Pursuant to the Plan,
(i) Mr. Brebach, the Company's Executive Vice President--Client Services, and Mr. McMillan, the Company's Vice President, Chief Financial Officer and Chief Operating Officer, have received options to purchase 250,048 shares of Common Stock and 56,256 shares of Common Stock, respectively, (ii) all current executive officers of the Company, as a group, have received options to purchase 431,328 shares of Common Stock, (iii) Mr. Kaplan, a non-employee director, has received an option to purchase 12,004 shares of Common Stock, and (iv) all employees, including all current officers who are not executive officers, as a group, have received options to purchase 616,420 shares of Common Stock.

  Restricted stock awards and stock option grants under the Plan, and all questions of interpretation with respect to the Plan, are determined by the Board of Directors or by a committee appointed by the Board of Directors. Stock option grants under the Plan entitle the optionee to purchase Common Stock from the Company, for a specified exercise price, during the periods specified in the applicable option agreement. The Board of Directors or the committee, if one is designated, selects the persons to whom options are granted, and determines the number of shares covered by each option, its exercise price, its vesting schedule and its expiration date. Options are generally not assignable or transferable except by will or the laws of descent and distribution.

  Restricted stock awards under the Plan entitle the recipient to purchase Common Stock from the Company under terms which provide for vesting over a period of time and a right of repurchase of unvested stock when the recipient's relationship with the Company terminates. The Board of Directors or the committee, if one is designated, selects the recipients of restricted stock awards, determines the times at which restricted stock awards are made, and determines the number of shares of Common Stock subject to the award, the purchase price (which can be less than the fair market value of the Common Stock) and the vesting schedule for such shares. The recipients may not sell, transfer or otherwise dispose of shares subject to a restricted stock award until such shares are vested. Upon termination of the recipient's relationship with the Company, the Company will be entitled to repurchase those shares which are not vested on the termination date at a price equal to their original purchase price.

  As of August 31, 1996, the Company had approximately 148 employees (including part-time employees and independent contractors and representing 138 full-time equivalent employees), all of whom were eligible to participate in the Plan. The number of individuals receiving stock options or awards may vary from year to year depending on various factors, such as the number of promotions and the Company's hiring needs during the year, and thus the Company cannot now determine award recipients.

 Federal Income Tax Consequences

  The following is a general summary of the federal income tax treatment of incentive stock options, non-statutory stock options and restricted stock awards granted under the Plan.

  Incentive Stock Options. No taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option granted under the Plan (provided that the difference between the option exercise price and the fair market value of the stock on the date of exercise must be included in the optionee's "alternative minimum taxable income" as described below), and no corresponding expense deduction will be available to the Company.

  Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years from the grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain to the optionee upon a sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the underlying stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to cause all such increase to be treated as capital gain.

  If the optionee sells the shares prior to the expiration of the Statutory Holding Period (a "disqualifying disposition"), he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the option price, or (ii) the amount realized on the sale less the option price, and the Company will receive a corresponding business expense deduction. However, special rules may apply to an optionee who is an officer or director. Any additional gain will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If the optionee sells the stock for less than the option price, then he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be treated as a long-term capital loss if the shares are held for more than one year prior to the sale and as a short-term capital loss if the shares are held for a shorter period.

  For purposes of the "alternative minimum tax" applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a non-statutory stock option. Thus, an optionee must, in the year of option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

  Restricted Stock. Neither the Company nor the recipient of a restricted stock award under the Plan will realize any federal tax consequences at the time the award is granted. If, however, the recipient makes a Section 83(b) election within 30 days of the date of the grant, then the recipient will recognize ordinary income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the stock at the time the award is granted and the purchase price paid for the stock. If such election is made and the recipient subsequently forfeits some or all of the shares, then the recipient generally will not be entitled to any tax refund. If the Section 83(b) election is not made, then the recipient will recognize ordinary income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the stock at the time of such lapse and the original purchase price paid for the stock. The Company will be entitled to deduct, as a compensation expense, the same amount as the recipient is required to recognize as ordinary income, in the same year as the recipient includes the amount in income for federal tax purposes, subject to the limitations of
Section 162(m) of the Code.

  Any additional gain or any loss recognized upon the disposition of stock acquired pursuant to a restricted stock award will be a capital gain or loss, and will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or just after the award is granted if a Section 83(b) election is made.

  Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a non-statutory stock option under the Plan. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price (and the Company is required to withhold an appropriate amount for tax purposes). However, special rules apply to options held by officers and directors. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to the limitations of Section 162(m) of the Code. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

  Any proposal that a stockholder intends to present at the 1997 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at its offices, Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773, no later than December 12, 1996 in order to be considered for inclusion in the Proxy Statement relating to that meeting.

                                 OTHER MATTERS

  The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

  The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the Proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                          By Order of the Board of Directors,

                                          Harry M. Lasker,
                                          Secretary

October 22, 1996

                          RENAISSANCE SOLUTIONS, INC.

                          1995 EQUITY INCENTIVE PLAN

         1.   Purpose.
              -------

              The purpose of this plan (the "Plan") is to secure for Renaissance Solutions, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

         2.   Type of Options and Awards; Administration.
              ------------------------------------------

              (a) Types of Options and Awards. Options granted pursuant to the
                  ---------------------------
         Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Awards granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

              (b) Administration. The Plan will be administered by the Board of
                  --------------
         Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (i) grant options to purchase shares of the Company's Common Stock (as defined in Section 4 of the Plan), and issue shares upon exercise of such options as provided in the Plan and (ii) make awards for the purchase of shares of Common Stock pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the

         Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee to the extent authority is so delegated to such Committee.

              (c) Applicability of Rule 16b-3. Those provisions of the Plan
                  ---------------------------
         which make express reference to Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

         3.   Eligibility.
              -----------

              (a) General. Options and awards may be granted or made to persons
                  -------
         who are, at the time of grant, employees, officers or directors (so long as such officers and directors are also employees) of, or consultants or advisors to, the Company; provided, that the class of
                                                  --------
         individuals to whom Incentive Stock Options may be granted shall be limited to all employees of the Company; and provided further that
                                                      -------- -------
         non-employee directors of the Company are not eligible to receive options or awards of restricted stock under the Plan. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine. Subject to adjustment as provided in
         Section 16 below, the maximum number of shares with respect to which options or restricted stock awards may be granted to any person under the Plan shall not exceed 50,000 shares of Common Stock during any calendar year during the term of the Plan. For the purpose of calculating such maximum number, (a) an option or award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or award or the issuance of a new option or award in substitution for a cancelled option or award shall be deemed to constitute the grant of a new additional option or award, as the case may be, separate from the original grant that is repriced or cancelled.

              (b) Grant of Options to Directors and Officers. The selection of a
                  ------------------------------------------
         director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a participant, the timing of the option grant or award, the exercise price of the option or the sale price of the award and the number of shares for which an option or award may be granted to such director or officer shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

         4.   Stock Subject to Plan.
              ---------------------

              Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 1,100,000 shares of Common Stock, $.01 par value per share ("Common Stock"). If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan.

         5.   Forms of Option Agreements.
              --------------------------

              As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

         6.   Purchase Price Upon Exercise of Options.
              ---------------------------------------

              (a) General. The purchase price per share of Common Stock
                  -------
         deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that in the case of an Incentive
                             --------  -------
         Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

              (b)  Payment of Purchase Price.  Options granted under the
                   -------------------------
         Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including without limitation by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.

         7.   Option Period.
              -------------

              Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that such date, in the case of an Incentive Stock Option, shall in no case be later than ten years after the date on which the option is granted.

         8.   Exercise of Options.
              -------------------

              Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

         9.   Nontransferability of Options.
              -----------------------------

              Incentive Stock Options, and all options granted to Reporting Persons, shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that non-statutory options granted to Reporting Persons may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

         10.  Effect of Termination of Employment or Other Relationship.
              ---------------------------------------------------------

              The Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or
         (ii) the death or disability of the optionee.

         Such periods shall be set forth in the agreement evidencing such option.

         11.  Incentive Stock Options.
              -----------------------
              Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

              (a) Express Designation. All Incentive Stock Options granted under
                  -------------------
         the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

              (b) 10% Shareholder. If any employee to whom an Incentive Stock
                  ---------------
         Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                   (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                  (ii) The option exercise period shall not exceed five years from the date of grant.

              (c) Dollar Limitation. For so long as the Code shall so provide,
                  -----------------
         options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

              (d) Termination of Employment, Death or Disability. No Incentive
                  ----------------------------------------------
         Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                   (i)  an Incentive Stock Option may be exercised within
              the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided,
                                                                    --------
              that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                  (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised, by the person to whom it is transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                 (iii) if the optionee becomes disabled (within the meaning of
              Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

         For all purposes of the Plan and any option or award granted hereunder, "employment" shall be defined in accordance with the provisions of
         Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no stock option may be exercised after its expiration date.

         12.  Additional Provisions.
              ---------------------

              (a) Additional Option Provisions. The Board of Directors may, in
                  ----------------------------
         its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional
                                                  -------------
         provisions shall not be inconsistent with any other term or condition of the Plan.

              (b) Acceleration, Extension, Etc. The Board of Directors may, in
                  ----------------------------
         its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

         13.  Awards.
              ------

              A restricted stock award (an "award") shall consist of the sale and issuance by the Company of shares of Common Stock, and the purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this
         Section 13 and elsewhere in the Plan.

              (a) Execution of Restricted Stock Award Agreement. As a condition
                  ---------------------------------------------
         to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

              (b) Price. The Board of Directors shall determine the price at
                  -----
         which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients or issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient, or by such other means as may be approved by the Board of Directors.

              (c)  Number of Shares.  The award shall specify the number of
                   ----------------
         shares of Common Stock granted thereunder.

              (d)  Restrictions on Transfer. In addition to such other terms,
                   -----------------------
         conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

                   (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

                   (2) In the event that a recipient's employment with the
              Company (or consultancy or advisory relationship, as the case may be) is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

                   (3) Notwithstanding subparagraphs (1) and (2) above, the
              Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.

              (e) Additional Shares. Any shares received by a recipient of an
                  -----------------
         award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

              (f) Transfers in Breach of Award. If any transfer of shares
                  ----------------------------
         purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

              (g) Additional Award Provisions. The Board of Directors may, in
                  ---------------------------
         its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

         14.  General Restrictions.
              --------------------

              (a) Investment Representations. The Company may require any person
                  --------------------------
         to whom an option or award is granted, as a condition of exercising such option or purchasing the shares subject to the award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

              (b) Compliance With Securities Laws. Each option and award shall
                  -------------------------------
         be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

         15.  Rights as a Shareholder.
              -----------------------

              The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         16.  Adjustment Provisions for Recapitalizations and Related
              -------------------------------------------------------
         Transactions.
         ------------

              (a) General. If, through or as a result of any merger,
                  -------
         consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

              (b) Board Authority to Make Adjustments. Any adjustments under
                  -----------------------------------
         this Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

         17.  Merger, Consolidation, Asset Sale, Liquidation, etc.
              ---------------------------------------------------
              (a) General. In the event of a consolidation or merger in which
                  -------
         outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company or sale of all or substantially all of the assets of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and awards: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any
                                                              --------
         such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full, any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate and any restrictions on and rights of the Company to repurchase shares covered by outstanding awards issued pursuant to the Plan shall terminate.

              (b) Substitute Options. The Company may grant options under the
                  ------------------
         Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

         18.  No Special Employment Rights.
              ----------------------------

              Nothing contained in the Plan or in any option or award shall confer upon any recipient of an award or optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

         19.  Other Employee Benefits.
              -----------------------

              Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

         20.  Amendment of the Plan.
              ---------------------

              (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options or under Rule 16b-3 with respect to options held by or awards made to Reporting Persons, the Board of Directors may not effect such modification or amendment without such approval.

              (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or her. With the consent of the optionee or recipient of the award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option or award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule.

         21.  Withholding.
              -----------

              (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 21(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

              (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

              (c) If the recipient of an award under the Plan elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

         22.  Cancellation and New Grant of Options, Etc.
              ------------------------------------------

              The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees,
         (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

         23.  Effective Date and Duration of the Plan.
              ---------------------------------------

              (a)  Effective Date.  The Plan shall become effective when
                   --------------
         adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options and awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

              (b) Termination. Unless sooner terminated in accordance with
                  -----------
         Section 17, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options or the final vesting of awards granted under the Plan. Unless sooner terminated in accordance with Section 17, the Plan shall terminate with respect to options which are not Incentive Stock Options and awards on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

         24.  Provision for Foreign Participants.
              ----------------------------------

              The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

                                       Adopted by the Board of Directors on
                                       January 31, 1995

                                       Approved by the Stockholders on
                                       January 31, 1995

               AMENDMENT NO. 1 TO THE 1995 EQUITY INCENTIVE PLAN
                        OF RENAISSANCE SOLUTIONS, INC.

  Section 4 of the 1995 Equity Incentive Plan (the "Plan") of Renaissance Solutions, Inc. is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

  "Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 2,100,000 shares of Common Stock, $.0001 par value per share ("Common Stock"). If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan."

                                                Adopted by the Board of
                                                Directors on September 18, 1996

                              PRELIMINARY COPIES
                          RENAISSANCE SOLUTIONS, INC.
              SPECIAL MEETING OF STOCKHOLDERS - NOVEMBER 15, 1996
P         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
O     The undersigned, revoking all prior proxies, hereby appoints Harry M.
X Lasker, David A. Lubin and David P. Norton, and each of them, with full power Y of substitution, as Proxies to represent and vote as designated hereon all shares of stock of Renaissance Solutions, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on Friday, November 15, 1996, at 10:00 a.m., Boston Time, at the offices of Hale and Dorr, 26th Floor, 60 State Street, Boston, Massachusetts and at any adjournment thereof, with respect to the matters set forth on the reverse side hereof.

         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                          POST-PAID RETURN ENVELOPE.
                                                                -------------
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
                                                                    SIDE
                                                                -------------

 X    Please mark votes
---   as in this example.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

1. To approve an amendment to
   the Company's 1995 Equity
   Incentive Plan (the "Plan")
   increasing from 1,100,000
   to 2,100,000 the number of
   shares of Common Stock
   authorized under the Plan.

   For___  Against___  Abstain___

                                        MARK HERE            MARK HERE
                                        FOR ADDRESS          IF YOU PLAN
                                        CHANGE AND           TO ATTEND
                                        NOTE AT LEFT___      THE MEETING___

                                        IN THEIR DISCRETION, THE PROXIES ARE
                                        AUTHORIZED TO VOTE UPON SUCH OTHER
                                        BUSINESS AS MAY PROPERLY COME BEFORE THE
                                        MEETING OR ANY ADJOURNMENT THEREOF.

                                        Please sign exactly as name appears
                                        hereon. If the stock is registered in
                                        the names of two or more persons, each
                                        should sign. When signing as an
                                        executor, administrator, trustee,
                                        guardian, or attorney, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by an
                                        authorized officer. If a partnership,
                                        please sign in full partnership name by
                                        an authorized person.

Signature:___________________ Date:____  Signature:__________________ Date:____